UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 9, 2018

Jones Soda Co.
(Exact Name of Registrant as Specified in Charter)

Washington	0-28820	52-2336602
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

66 South Hanford Street, Suite 150, Seattle, Washington 98134
(Address of Principal Executive Offices) (Zip Code)

(206) 624-3357
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02. Results of Operations and Financial Condition.

On August 9, 2018, Jones Soda Co. (the "Company") issued a press release announcing its financial results for the second quarter ended June 30, 2018. A copy of the Company’s press release announcing these financial results and certain other information is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by this reference.

The Company will discuss its results for the quarter ended June 30, 2018 on its scheduled conference call today, August 9, 2018 at 4:30 p.m. Eastern time (1:30 p.m. Pacific time). This call will be webcast and can be accessed by visiting our website at www.jonessoda.com or here. Investors may also listen to the call via telephone by dialing 1-800-458-4121 (confirmation code: 7991966). In addition, a telephone replay will be available by dialing 1-844-512-2921 (confirmation code: 7991966) through August 16, 2018, at 11:59 p.m. Eastern Time.

The information in this Item 2.02 and Exhibit 99.1 is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On August 7, 2018, in light of previously disclosed changes to the composition of the Company’s Board of Directors (the “Board”), the Board appointed directors to the standing Board committees as follows:

Audit Committee

·	Raymond Silcock
·	Richard V. Cautero
·	Christopher Beach

 Compensation and Governance Committee

·	Michael M. Fleming
·	Jeff Anderson
·	Raymond Silcock

Nominating Committee

·	Christopher Beach
·	Michael M. Fleming
·	Richard V. Cautero

For more information about our Board committees and the duties and responsibilities of members of our Board committees, see the “Board of Directors and Corporate Governance” section of our Proxy Statement on Schedule 14A filed pursuant to Section 14(a) of the Exchange Act with the SEC on March 29, 2018.

Item 9.01. Financial Statements and Exhibits.

            (d)           The following exhibit is furnished with this Form 8-K pursuant to Item 2.02:

Exhibit No.	Description
99.01	Press Release dated August 9, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jones Soda Co.

Date: August 9, 2018	By:	/s/ MAX SCHROEDL
Max Schroedl
Chief Financial Officer